SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (ss.) 240.14a-11(c) or (ss.) 240.14a-12

                                Bexil Corporation
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     registration statement number, or the Form or Schedule and the date
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Notes:

                                BEXIL CORPORATION

                ------------------------------------------------

                    Notice of Annual Meeting of Stockholders

                ------------------------------------------------



To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Bexil Corporation (the "Company") will be held at the offices of the Company at 11 Hanover Square, New York, New York on Tuesday, October 30, 2001 at 8:30 a.m. for the following purposes:

1. To elect to the Board of Directors the Nominees, Russell E. Burke III, David R. Stack, and Thomas B. Winmill, respectively, as Class III Director, Class IV Director, and Class IV Director, each to serve for a five year term and until his successor is duly elected and qualified.

2. To ratify the selection of Tait, Weller & Baker as the Company's independent auditors.

     Stockholders of record at the close of business on September 12, 2001 are entitled to receive notice of and to vote at the meeting.


                                             By Order of the Board of Directors



                                             Monica Pelaez
                                             Secretary


New York, New York
September 17, 2001




Please Vote Immediately by Signing and Returning the Enclosed Proxy Card. Delay may cause the Company to incur further expense to solicit sufficient votes for the meeting.

                                BEXIL CORPORATION

                ------------------------------------------------

                                 PROXY STATEMENT

                ------------------------------------------------


                         Annual Meeting of Stockholders
                           To Be Held October 30, 2001

     This Proxy Statement, dated September 17, 2001, is furnished in connection with a solicitation of proxies by Bexil Corporation (the "Company") to be voted at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company at 11 Hanover Square, New York, New York on Tuesday, October 30, 2001 at 8:30 a.m. and at any postponement or adjournment thereof ("Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on September 12, 2001 ("Record Date") are entitled to be present and to vote on matters at the Meeting. Stockholders are entitled to one vote for each Company share held and fractional votes for each fractional Company share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Company, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of the Record Date, the Company had 821,280.55 shares of common stock issued and outstanding entitled to be voted at the Meeting. Stockholders of the Company will vote as a single class. It is estimated that proxy materials will be mailed to stockholders of record on or about September 20, 2001. The Company's principal executive offices are located at 11 Hanover Square, New York, New York 10005. Copies of the Company's most recent Annual and Semi-Annual Reports are available without charge upon written request to the Company at 11 Hanover Square, New York, New York 10005, or by calling toll-free 1-888-847-4200.


Proposal 1:             Election of Directors

     The Company's Board of Directors is divided into five classes with the term of office of one class expiring each year. At the Board of Directors meeting held on June 13, 2001, the Board voted to increase the number of directors to seven, to consist of one Director for Classes I, II, and V, and two directors for Classes III and IV. Also at the meeting, the Board voted to approve the election of each nominee listed below. It is proposed that stockholders of the Company elect one Class III Director and two Class IV Directors, each to serve for a five year term, and until his successor is duly elected and qualified. The nominee Thomas B. Winmill currently serves as a Director of the Company. Unless otherwise noted, the address of record for the Directors and officers is 11 Hanover Square, New York, New York 10005. The following table sets forth certain information concerning the nominees for Class III and Class IV Directors of the Company.


Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------

Class III:

Russell E. Burke III - He is President                           --         --
of Russell E. Burke III, Inc. Fine Art,
New York, New York. He also serves as a
director of Tuxis Corporation. His
address is 900 Park Avenue, New York,
New York 10021. He was born on August
23, 1946.



Class IV:

David R. Stack - He is a partner with                            --         --
the law firm of McLaughlin & Stern, LLP.
His address is Franklin Avenue,
Millbrook, New York 12545. He also
serves as a director of Tuxis
Corporation. He was born on January 24,
1957.

Thomas B. Winmill* - He is President,                          1996       2001
Chief Executive Officer, and General
Counsel of the Company, as well as the
other investment companies in the
Investment Company Complex, and of
Winmill & Co. Incorporated ("WCI") and
certain of its affiliates. He is a
member of the New York State Bar and the SEC Rules Committee of the Investment
Company Institute. He is a son of
Bassett S. Winmill, the Chairman of the
Board of the Company. He was born on
June 25, 1959.

* Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the nominees listed above, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for the nominees. It is not contemplated that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominees. Each nominee listed above has consented to being named in this Proxy Statement and has agreed to serve as a Director if elected.

     The Company has an audit committee comprised of Robert D. Anderson, Frederick A. Parker, Jr., and Douglas Wu, the function of which is routinely to review financial statements and other audit-related matters as they arise throughout the year. The Company has an executive committee comprised of Thomas
B. Winmill, the function of which is to exercise the powers of the Board of Directors between meetings of the Board to the extent permitted by law to be delegated and not delegated by the Board to any other committee. Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the 1940 Act. The Company has no standing nominating or compensation committee or any committee performing similar functions.

     Information relevant to the continuing Directors is set forth below. Each Director who is deemed to be an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940 ("1940 Act") is indicated by an asterisk.


Name, Principal Occupation, Business Experience               Director Year Term
for Past Five Years, Address, and Age                          Since    Expires
---------------------------------------------------------------------- ---------

Class I:

Frederick A. Parker, Jr. -- He is                              1996       2003
retired President and Chief Executive
Officer of American Pure Water
Corporation, a manufacturer of water
purifying equipment. His address is 219
East 69th Street, New York, New York
10021. He was born on November 14, 1926.

Class II: Douglas Wu -- He is Principal                        1997       2004
of Maxwell Partners and Chief Financial
Officer of NOOR Group. From July 1998 to
December 1998, he was a Principal of
Libra Advisors LLC. From 1996 to 1998,
he was Managing Director-Private Equity
Investments, of Rothschild Emerging
Markets LLC / Croesus Capital Management
Corporation. His address is 52 Gameat El
Dowal El Arabeya Street, Mohandessin
12311 Giza, Egypt. He was born on July
31, 1960.

Class III: Robert D. Anderson* - He is                         1999       2005
Vice Chairman of certain investment
companies in the Investment Company
Complex, and of WCI and certain of its
affiliates. He was a member of the Board of Governors of the Mutual Fund
Education Alliance, and of its
predecessor, the No-Load Mutual Fund
Association. He has also been a member
of the District #12, District Business
Conduct and Investment Companies
Committees of the NASD. He was born on
December 7, 1929.

Class V:

Bassett S. Winmill* -- He is Chairman of                       1996       2002
the Board of the Company, as well as
otherinvestment companies in the
Investment Company Complex, and of WCI.
He is a member of the New York Society
of Security Analysts, the Association
for Investment Management and Research,
and the International Society of
Financial Analysts. He is the father of
Thomas B. Winmill, the President, Chief
Executive Officer, and General Counsel
of the Company. He was born on February
10, 1930.

*Each of Mr. Anderson and Mr. Winmill is an "interested person" because he is an "affiliated person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below:

     William G. Vohrer -- Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President. He also is Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President of the other investment companies in the Investment Company Complex, and WCI and certain of its affiliates. He joined the company in February 2001. From 1999 to 2001, he consulted on accounting matters. From 1994 to 1999, he was Chief Financial Officer and Financial Operations Principal for Nafinsa Securities, Inc., a Mexican securities broker/dealer. He was born on August 17, 1950.

     Monica Pelaez - Vice President, Secretary and Chief Compliance Officer. She also is Vice President, Secretary and Chief Compliance Officer of the other investment companies in the Investment Company Complex, and WCI and certain of its affiliates. Previously, she was Special Assistant Corporation Counsel to New York City Administration for Children's Services from 1998 to 2000 and an attorney with Debevoise & Plimpton in 1997. She earned her Juris Doctor from St. John's University School of Law in 1997. She is a member of the New York State Bar. She was born on November 5, 1971.

     The following table presents certain information regarding the beneficial ownership of the Company's shares as of the Record Date by each officer and Director of the Company owning shares on such date. In each case, such amount constitutes less than 1% of the Company's outstanding shares.


Name of Officer or Director                           Number of Shares
---------------------------------------  ---------------------------------------
Robert D. Anderson                                          200.000
Frederick A. Parker, Jr.                                    381.000
Bassett S. Winmill**                                      5,403.000**
Thomas B. Winmill                                            27.593
Douglas Wu                                                    0

     To the knowledge of the management of the Company, as of the Record Date, the following stockholders beneficially owned 5% or more of the outstanding shares of the Company according to their Schedule 13D filed on August 31, 2001:

                                                          Approximate Percentage
                                                          of the Company's Total
Name and Address                   Common Stock           Outstanding Shares
--------------------------------   -----------------      ------------------
Investor Service Center, Inc.      187,444.400 shares                 22.82%
11 Hanover Square
New York, New York 10005

Winmill & Co. Incorporated*        187,444.400 shares                 22.82%
11 Hanover Square
New York, New York 10005

Bassett S. Winmill**               192,847.400 shares                 23.48 %
11 Hanover Square
New York, New York 10005

* Winmill & Co. Incorporated has indirect beneficial ownership of these shares, as a result of its status as a controlling person of Investor Service Center, Inc., the direct beneficial owner.

**Bassett S. Winmill has indirect beneficial ownership of 187,444.400 of these shares, as a result of his status as a controlling person of Winmill & Co. Incorporated and Investor Service Center, Inc., the direct beneficial owner. Mr. Winmill disclaims beneficial ownership of the shares held by Investor Service Center, Inc.

     The Company pays its Directors who are not "interested persons" of the Company an annual retainer of $2,500, and a per meeting fee of $2,750, and reimburses them for their meeting expenses. The Company also pays such Directors $250 per special telephonic meeting attended and per committee meeting attended. The Company does not pay any other remuneration to its executive officers and Directors, and the Company has no bonus, pension, profit- sharing or retirement plan. The Company had four Board meetings, one audit committee meeting, one special telephonic meeting, and no executive committee meetings during the Company's most recently completed full fiscal year ended December 31, 2000. Each Director attended all Board and committee meetings held during such periods during the time such Director was in office.

     The aggregate amount of compensation paid to each nominee by the Company and by the seven investment companies advised by CEF Advisers, Inc., the Company's former investment manager and its affiliates (collectively, the "Investment Company Complex") for which such nominee is a board member (the number of which is set forth in parenthesis next to the nominee's name) for the year ended December 31, 2002, was as follows:


                                                         Total Compensation
Name of Nominee              Aggregate Compensation       from Company and
(the number of total funds)     from the Company      Investment Company Complex
--------------------------------------------------------------------------------
Russell E. Burke III (1)            $0                             $13,750
David R. Stack (1)                  $0                             $13,750
Thomas B. Winmill (8)               $0                                  $0

     The aggregate amount of compensation paid to each continuing Director by the Company and the Investment Company Complex for which such continuing Director is a board member (the number of which is set forth in parenthesis next to the continuing Director's name) for the fiscal year ended December 31, 2000, was as follows:


                                                         Total Compensation from Company
Name of Continuing Director    Aggregate Compensation    and Investment Company Complex
(the number of total funds)       from the Company         Paid to Continuing Director
----------------------------------------------------------------------------------------
Robert D. Anderson (5)                 $0                                   $0
Frederick A. Parker, Jr.(1)       $14,000                              $14,000
Bassett S. Winmill (6)                 $0                                   $0
Douglas Wu (1)                    $14,000                              $14,000

Audit Committee Report

     The audit committee has: (i) reviewed and discussed the audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and
(iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, and discussed with the auditors the auditors' independence. Based on these review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report to stockholders for the last fiscal period for filing with the SEC.

Audit Committee Members: Robert D. Anderson, Frederick A. Parker, Jr. and Douglas Wu.

Statement Regarding Composition of Audit Committee

     The rules of the American Stock Exchange ("AMEX rules") require that the Company have an audit committee comprised solely of independent directors. The Company's audit committee is comprised of Robert D. Anderson, Frederick A. Parker, Jr. and Douglas Wu. Mr. Anderson would be deemed to be non-independent under the AMEX rules by virtue of being an officer of the Company and by virtue of his relationship with CEF, the former Investment Manager of the Company. However, the board of directors has determined that Mr. Anderson's membership on the audit committee is required by the best interests of the Company and its shareholders, for the following reasons:

1. In view of the current composition of the board of directors of the Company, to constitute the Audit Committee with at least three independent directors would require the search, recruitment, appointment, orientation, and payment of another independent director and expansion of the current board, which presents an onerous burden on the efficient administration of the Company.

2. The relative small size of the Company makes it comparable to small business filers that file reports under SEC Regulation S-B, which are required by AMEX rules to have audit committees comprised of at least two members, only a majority of whom must be independent.

3. An outside, independent agent - State Street - determines daily: (1) a net asset value per share for the Company to the penny (unaudited); and (2) that substantially all of the assets of the Company are investment securities for which reliable market quotations are typically available.

4. Investment companies, such as the Company, are fundamentally different from public operating companies. Unlike operating companies, the assets of the Company consist exclusively of investment securities and there is little or no opportunity to "manage" earnings or results through selective application of accounting policies.

     Thus, it is of somewhat lesser value to an investment company that its entire audit committee consist of independent directors.

5. The Company is subject to the stringent regulatory scheme of the 1940 Act that adequately protects against the abuses the three independent director rule is designed to address. The 1940 Act requires, among other things, that at least 40 percent of the directors on closed end Company boards be independent of Company management, and the 1940 Act's definition of "independence" is stricter than the one set forth in the AMEX rules.

6. Although Mr. Anderson is a director, Vice Chairman and a substantial holder of the non-voting stock of the parent of CEF, WCI, he is not an officer or director of CEF.

7. While Mr. Anderson is an officer in title with the Company, he has never been a paid employee of, or accepted any compensation from, the Company, nor has he had any relationship with the Company that would disqualify him from independent director status under the AMEX rules, other than through the Company's prior investment management agreements with CEF.

8. Mr. Anderson is currently a director of several investment companies within the Investment Company Complex and has over 30 years of experience with investment company accounting issues. Mr. Anderson has demonstrated and currently affirms that in accordance with AMEX rules he is able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement and his past employment experience in finance and accounting and other comparable experience or background has resulted in his financial sophistication, including being or having been a senior officer with financial oversight responsibilities.

Vote Required

     Inasmuch as the election of each nominee was approved by the vote of a majority of the Board of Directors, the election of the nominees requires the affirmative vote of a plurality of the votes cast at the Meeting.

The Company's Board of Directors, including the "non-interested" directors, recommends that stockholders vote "for" the election of the nominees.

Proposal 2:             Ratification of the Selection of Independent Auditors

     The 1940 Act requires that the Company's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Company; that such selection be submitted for ratification or rejection at the Meeting; and that the employment of such independent auditors be conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Company's Board of Directors, including a majority of those Directors who are not "interested persons," approved the selection of Tait, Weller & Baker for the fiscal period commencing January 1, 2001 at a Board meeting held on March 14, 2001. Accordingly, the selection by the Company's Board of Tait, Weller & Baker as independent auditors for the fiscal period commencing January 1, 2001 is submitted to stockholders for ratification or rejection. Apart from its fees received as independent auditors, neither Tait, Weller & Baker nor any of its partners has a direct, or material indirect, financial interest in the Company or the Investment Manager.

     Tait, Weller & Baker acted as independent auditors of the Company since its organization through the fiscal year ended June 30, 1998 and for the fiscal period ended December 31, 1999, and acts as independent auditors of WCI. Sanville & Company ("Sanville") served as the independent auditors for the Company for the fiscal year ended June 30, 1999. At the Company's Board of Directors meeting held on September 8, 1999, with the approval of the Board's audit committee the Board of Directors dismissed Sanville as the independent auditors of the Company and approved the selection of Tait, Weller & Baker as the independent auditors of the Company for the fiscal period beginning July 1, 1999. In connection with the audit of the fiscal year ended June 30, 1999 and subsequent interim period through September 8, 1999, there were no disagreements with Sanville on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit report of Sanville on the financial statements of the Company as of and for the year ended June 30, 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     Audit services provided by Tait, Weller & Baker during the most recent fiscal year included the audit of the financial statements of the Company. During the fiscal year ended December 31, 2000, the fees for services rendered to the Company by Tait, Weller & Baker were:

                             Financial Information
                             Systems Design and
         Audit Fees          Implementation Fees*           All Other Fees*
--------------------------------------------------------------------------------
          $12,500                  $0                        $69,750
--------------------------------------------------------------------------------

* This amount includes fees for services rendered by Tait, Weller & Baker to the Company, the former Investment Manager and entities controlling, controlled by, or under common control with the former Investment Manager that provide services to the Company. The audit committee has considered the provision of these services and has determined such services to be compatible with maintaining Tait, Weller & Baker's independence.

     The Company's Board believes that the continued employment of the services of Tait, Weller & Baker, as described herein, is in the best interests of the Company. A representative of Tait, Weller & Baker is expected to be present at the Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

The Company's Board of Directors, including the "non-interested" directors, recommends that stockholders vote "for" ratification of the selection of Tait, Weller & Baker as independent auditors of the Company.

                             Additional Information

     A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Company entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" a Proposal in favor of any adjournment, and will vote those proxies required to be voted "against" a Proposal against any adjournment. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Company on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Company's shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for Proposal 2.

     In addition to the use of the mails, proxies may be solicited personally, by telephone, or by other means, and the Company may pay persons holding its shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Company will bear the cost of soliciting proxies. In addition, the Company will retain N.S. Taylor and Associates, Inc. ("N.S. Taylor"), 15 North Street, 2nd Floor, P.O. Box 358 Dover-Foxcroft, ME 04426, to solicit proxies on behalf of its Board for a fee estimated at $3,000 plus expenses, primarily by contacting stockholders by telephone and telegram. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of an entity) or other identifying information and the number of shares owned and to confirm that the stockholder has received the Company's Proxy Statement and proxy card in the mail. Within 48 hours of receiving a stockholder's telephonic voting instructions and prior to the Meeting, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instruction are not correctly reflected in the confirmation. Stockholders requiring further information with respect to telephonic voting instructions or the proxy generally should contact N.S. Taylor toll-free at 1-866-588-8700. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.

Discretionary Authority; Submission Deadlines for Stockholder Proposals

     Although no business may come before the Meeting other than that specified in the Notice of Annual Meeting of Stockholders, shares represented by executed and unrevoked proxies will confer discretionary authority to vote on matters which the Company did not have notice of by September 5, 2001 pursuant to Rule 14a-4(c)(1) of the 1934 Act. The deadline for submitting stockholder proposals for inclusion in the Company's proxy statement and form of proxy for the Company's next annual meeting is June 22, 2002 pursuant to Rule 14a-8(e)2 of the 1934 Act. Pursuant to Rule 14a-8(e)(2) of the 1934 Act, July 22, 2002 is the date after which notice of a stockholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act is considered untimely, as established by the Company's By-Laws, as amended December 13, 2000. In addition, for a nomination to be made by a stockholder or for any other business to be properly brought before the annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company in the manner set forth in the Company's By-laws. As of the date hereof, the Company's By-laws provide that to be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) calendar days and not more than ninety (90) calendar days prior to the anniversary date of the mailing date of the notice of the preceding year's annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or sixty (60) calendar days after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the later of the sixtieth (60) calendar day prior to such annual meeting or the tenth (10th) calendar day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. For purposes of that provision, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15 (d) (or the rules and regulations thereunder) of the 1934 Act or pursuant to Section 30 (or the rules or regulations thereunder) of the 1940 Act.

     As set forth in the Company's Charter, any action submitted to a vote by stockholders requires the affirmative vote of at least eighty percent (80%) of the outstanding shares of all classes of voting stock, voting together, in person or by proxy at a meeting at which a quorum is present, unless such action is approved by the vote of a majority of the Board of Directors, in which case such action requires (A) if applicable, the proportion of votes required by the 1940 Act, or (B) the lesser of (1) a majority of all the votes entitled to be cast on the matter with the shares of all classes of voting stock voting together, or (2) if such action may be taken or authorized by a lesser proportion of votes under applicable law, such lesser proportion.

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees

     Please advise the Company, to the attention of N.S. Taylor toll-free at 1-866-588-8700, proxy solicitor, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

Compliance with Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Securities Exchange Act of 1934, and rules thereunder, requires the Company's directors and officers, and any persons holding 10% or more of its common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Based on the Company's review, the Company believes that during the calendar year ended 2000 all Section 16(a) filing requirements applicable to such persons were complied with in a timely manner.

It is important that proxies be returned promptly. Therefore, stockholders who do not expect to attend the meeting in person are urged to complete, sign, date and return the enclosed proxy card in the enclosed stamped envelope.

Bexil Corporation                                  Proxy/Voting Instruction Card
--------------------------------------------------------------------------------

This proxy is solicited by and on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on October 30, 2001 and at any postponement or adjournment thereof.

The stockholder(s) of Bexil Corporation (the "Company") signing on the reverse of this card hereby appoints Thomas B. Winmill and Monica Pelaez and each of them, the attorneys and proxies of the signer, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held at the offices of the Company at 11 Hanover Square, New York, New York on Tuesday, October 30, 2001 at 8:30 a.m., and at any postponement or adjournment thereof ("Meeting") to cast on behalf of the signer all votes that the signer is entitled to cast at the Meeting and otherwise to represent the signer at the Meeting with all of the powers the signer possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the proxy statement for the Meeting. The signer hereby acknowledges receipt of the Notice of Annual Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given for the Meeting. If no directions are given, the proxies will vote FOR all proposals and in their discretion on any other matter that may properly come before the Meeting.




     PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

|   | Please mark your votes
| X | as in this example:
|   |

--------------------------------------------------------------------------------
                                BEXIL CORPORATION
--------------------------------------------------------------------------------

Please sign, date and return this proxy/voting instruction card promptly in the enclosed postage-paid envelope. If no direction is given on a proposal, the proxies will vote FOR the proposal, in accordance with the recommendations of the Company's Board of Directors.

CONTROL NUMBER:
RECORD DATE SHARES:

1. To elect to the Board of Directors the Nominees, Russell E. Burke III, David R. Stack, and Thomas B. Winmill, respectively, as Class III Director, Class IV Director, and Class IV Director, each to serve for a five year term and until his successor is duly elected and qualified.

(01) Russell E. Burke III
(02) David R. Stack
(03) Thomas B. Winmill

For all      With-     For All
Nominees     hold      Except

 |   |      |   |      |   |
 |   |      |   |      |   |
 |   |      |   |      |   |

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and write the number(s) of nominee(s) below. Your shares will be voted for the remaining nominee(s).

------------------------------

2. To ratify the selection of Tait, Weller & Baker as the Company's independent auditors.

  For      Against    Abstain

 |   |      |   |      |   |
 |   |      |   |      |   |
 |   |      |   |      |   |

Signature(s) should be exactly as name or names appearing in the address on this form. Please sign this proxy and return it promptly whether or not you plan to attend the Meeting. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the Meeting and decide to vote by ballot, such vote will supersede this proxy.




Please be sure to sign and date this Proxy.        Date_________________________




__________________________________            __________________________________
Signature                                     Co-Owner Signature


DETACH CARD                                                          DETACH CARD



                             Your vote is important!


             Please sign and date the proxy/voting instruction card above and return it promptly in the enclosed postage-paid envelope or otherwise to Bexil Corporation c/o EquiServe, P.O. Box 9391, Boston, MA 02205-9969, so that your shares can be represented at the Meeting.





           Please fold and detach card at perforation before mailing.